UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 5, 2025, Vireo Growth Inc. (“Vireo” or the “Company”) entered into the Second Amendment to Merger Agreement (the “Second Amendment”) with Vireo PR Merger Sub Inc., a Missouri corporation (“Merger Sub 1”), Vireo PR Merger Sub II Inc., a Missouri corporation (“Merger Sub 2” and together with Merger Sub 1, “Merger Subs”), NGH Investments, Inc., a Missouri corporation (“NGH”), Proper Holdings Management, Inc., a Missouri corporation (“MSA Newco” and together with NGH, the “Acquired Companies”), and Proper Holdings, LLC, a Missouri limited liability company (“Holdings”), which amended the Agreement and Plan of Merger, by and among the Company, Merger Subs, the Acquired Companies, Holdings, the Parent Share Recipients, and Shareholder Representative Services LLC, a Colorado limited liability company (solely in its capacity as representative, agent and attorney-in-fact of Holdings and the Parent Share Recipients) (“Representative”), dated December 18, 2024 (as amended by the First Amendment to Merger Agreement dated March 14, 2025 and the Second Amendment, the “Merger Agreement”). Capitalized terms used herein without a definition have the meanings given to such terms in the Merger Agreement.

The Second Amendment amended the definitions of (i) “Closing Indebtedness”, “Closing Working Capital”, and “Post-Closing Debt” in the Merger Agreement to provide that the calculations of such amounts will be determined as of December 31, 2024 rather than the Closing Date (as defined below), (ii) “280E Tax Reserve Shortfall” in the Merger Agreement to provide that such amount will be $0.00, and (iii) “Company Earn-Out Amount” to provide that Holdings will receive a $1,000,000 credit for purposes of the calculation of such amount.

The Second Amendment also amended the Merger Agreement to require Holdings to transfer to Vireo or its affiliates for no additional consideration the non-regulated assets of Occidental Group, Inc. (“OGI”) to the extent such assets are acquired by New Growth Horizon, LLC, a Missouri limited liability company and a subsidiary of Holdings (“NGH”), after the Closing Date pursuant to an Asset Purchase Agreement between OGI and NGH.

Certain additional amendments were also made to the Merger Agreement to add additional indemnification obligations of Holdings and the Parent Share Recipients to Parent, including with respect to certain breaches of the representations, warranties and covenants of Holdings and its affiliates set forth in the Option Agreement and in connection with certain equity incentive agreements entered or to be entered into between Holdings and certain other parties thereto.

The foregoing description of the Second Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 2.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On June 5, 2025 (the “Closing Date”), the Company completed its previously announced acquisition of the Acquired Companies (the “Mergers”). As previously announced, the Company, Merger Subs, the Acquired Companies, Holdings, and Representative entered into the Merger Agreement. Capitalized terms used herein without a definition have the meanings given to such terms in the Merger Agreement.

In connection with the Mergers, NGH merged with and into Merger Sub 1 and MSA Newco merged with and into Merger Sub 2, with each Merger Sub surviving as a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, the Company issued 196,212,265 of its subordinate voting shares (the “Parent Shares”) in respect of the Estimated Closing Merger Consideration in connection with the Mergers, which number of Parent Shares is equal to the amount of the Estimated Closing Merger Consideration divided by $0.52. 176,591,038 of such Parent Shares were issued to Holdings as the Closing Share Payment, and 19,621,227 Parent Shares (representing 10% of the aggregate number of Parent Shares issued as part of the Estimated Closing Merger Consideration), were delivered to Odyssey Trust Company in its capacity as escrow agent. The Parent Shares issued pursuant to the Merger Agreement are subject to a post-closing purchase price adjustment with respect to certain of the estimated items included in the Estimated Closing Merger Consideration, and Holdings is also eligible to receive additional Parent Shares pursuant to certain earn-out payments as described in the Merger Agreement and summarized below.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a Schedule DEFM 14C information statement was prepared by the Company and filed with the SEC and mailed to Holdings on March 21, 2025 relating to the Mergers (the “Information Statement”).

The consideration paid to acquire the Acquired Companies was based in part on the product of an Acquisition Multiple of 4.175 multiplied by the Closing EBITDA of $31,000,000 and a $0.52 share reference price for the Parent Shares. For more information on the calculation of the Closing Merger Consideration and the Total Merger Consideration, please see the disclosures regarding the Mergers in the Information Statement. The Company included in the Closing Merger Consideration calculation an amount equal to $2,139,200 (the “Arches Value Amount”), which Arches Value Amount is intended to represent the value of the issued and outstanding equity interests in Arches IP, Inc. (“Arches”) owned by MSA Newco, which as of the Closing Date represent approximately 15.28% of the issued and outstanding equity securities of Arches.

Subject to the terms and conditions of the Merger Agreement, Holdings is entitled to earn-out payments based on the performance of Arches, based on the greater of $37.5 million or 5x certain revenue percentages of Arches minus $4,000,000, with such revenue percentage amounts measured at the higher of trailing-twelve-month or nine-month annualized amounts as of December 31, 2026, paid out using a share price for the Parent Shares at the higher of $1.05 or 20-day volume weighted average price (“VWAP”) ending immediately prior to December 31, 2026.

Pursuant to the Merger Agreement, Holdings may also receive additional Parent Shares pursuant to earn-out payments based on the Acquired Companies’ Adjusted EBITDA growth compared to the Acquired Companies’ Closing EBITDA (at a 4x multiple), adjusted for incremental debt and certain other matters, and paid out using a share price for the Parent Shares of the higher of $1.05 or the 20-day VWAP as of immediately prior to December 31, 2026. EBITDA growth is defined as the increase between Closing EBITDA and the higher of 2026 Adjusted EBITDA or trailing nine-month annualized Adjusted EBITDA as of December 31, 2026.

In no event shall the number of earn-out shares issued under the Merger Agreement, in the aggregate, exceed the Closing Share Payment.

The Merger Agreement provides for the clawback of up to 50% of the Parent Shares issued as Actual Closing Merger Consideration (excluding the Parent Shares issued as consideration for the Arches Value Amount), if 2026 Adjusted EBITDA is less than 96.5% of the Closing EBITDA (the amount of such shortfall, the “EBITDA Deficiency”). The amount of shares subject to a clawback would be equal to the Acquisition Multiple multiplied by the EBITDA Deficiency, adjusted for incremental debt and certain other matters, divided by $0.52 per share.

Pursuant to the Merger Agreement, Holdings entered into a lock-up agreement with the Company providing that, for a period of up to 33 months, Holdings may not, subject to customary exceptions, offer, issue, sell, transfer or otherwise dispose of, or enter into certain arrangements that transfer any of the economic consequences of the ownership of, the Parent Shares issued pursuant to the Mergers without the prior written consent of the Company. The lock-up agreements provide that the Parent Shares acquired by Holdings pursuant to the Merger Agreement as Total Merger Consideration shares are subject to a lock-up release schedule of 7.5% 12-months after the Closing Date, 10% at each of 18-months and 21-months after the Closing Date, 17.5% 24-months after the Closing Date, 15% 27-months after the Closing Date and 20% at each of 30-months and 33-months after the Closing Date. In addition, all such Parent Shares held by such persons are subject to lock-up during the 6-month period ending December 31, 2026. In addition, any Parent Shares issued in connection with the earn-out payments described above will be subject to lock-up periods following the issuance of such earnout shares, with a 20% release per quarter ending at 15 months post-issuance. Upon the determination of the Actual Closing Merger Consideration, Holdings may distribute the Parent Shares received as the Closing Share Payment to the Parent Share Recipients, and each Parent Share Recipient to which Holdings distributes Parent Shares will be required to enter into a substantially similar lock-up agreement.

Vireo’s Chief Executive Officer, John Mazarakis, serves as a partner of Chicago Atlantic Group, LP, which is an affiliate of Chicago Atlantic Admin, LLC (the “Agent”), which is the senior secured lender for Holdings and its affiliates (including the Acquired Companies). Given his ownership interest in the Agent and its affiliates, Mr. Mazarakis has an approximate 29% interest in the Acquired Companies’ debt transactions with the Agent. The Acquired Companies have aggregate outstanding net debt with the Agent and/or its affiliates of approximately $27,400,000, which debt continued to be held by the Acquired Companies after the Closing, and Holdings was released from its obligations with respect to such debt at the Closing.

The Parent Shares issued and to be issued by the Company to Holdings pursuant to the Merger Agreement were and will be issued in reliance upon the exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereunder, as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide shareholders with information regarding its terms and conditions, and is not intended to provide any factual information about Vireo or the Acquired Companies. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties to the Merger Agreement, and are not intended as statements of fact to be relied upon by the Company’s shareholders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate. Statements made in the Merger Agreement have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement attached hereto. Moreover, such statements may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. Accordingly, shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Vireo or the Acquired Companies. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 3.01	Unregistered Sales of Equity Securities

The information set forth under Item 2.01 of this Current Report on Form 8-K related to the Parent Shares issued and to be issued in connection with the Mergers is incorporated herein by reference, to the extent required herein. The securities were and will be issued in reliance upon the exemptions from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act.

Item 7.01	Regulation FD Disclosure

On June 5, 2025, the Company issued a press release announcing the matters disclosed in this Current Report on Form 8-K, which is attached as Exhibit 99.1 hereto and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The information required by Item 9.01(a) of this report, including the consolidated financial statements as of December 31, 2024 and 2023 and for the years then ended for Proper Holdings, LLC, is incorporated by reference from the Company’s definitive information statement on Schedule DEFM 14C filed with the SEC on March 21, 2025, which audited consolidated financial statements were included in such filing beginning on page B-43 thereof.

The information required by Item 9.01(a) of Form 8-K with respect to Proper Holdings, LLC for the quarterly period ended March 31, 2025 will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The pro forma information required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 18, 2024, by and among Vireo PR Merger Sub Inc., Vireo PR Merger Sub II Inc., Vireo Growth Inc., NGH Investments, Inc., Proper Holdings Management, Inc., Proper Holdings, LLC and Shareholder Representative Services LLC (incorporated by reference to Exhibit 2.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024)
2.2	First Amendment to Merger Agreement, dated as of March 14, 2025, by and among Vireo PR Merger Sub Inc., Vireo PR Merger Sub II Inc., Vireo Growth Inc., NGH Investments, Inc., Proper Holdings Management, Inc. and Proper Holdings, LLC. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 20, 2025)
2.3	Second Amendment to Merger Agreement, dated as of June 5, 2025, by and among Vireo PR Merger Sub Inc., Vireo PR Merger Sub II Inc., Vireo Growth Inc., NGH Investments, Inc., Proper Holdings Management, Inc. and Proper Holdings, LLC.
23.1	Consent of Bloomington, Minnesota, independent audit firm to Proper Holdings, LLC
99.1	Press Release, dated as of June 5, 2025*
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC.
(Registrant)

By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer

Date: June 6, 2025